Hartford Life Insurance Company ICMG Registered Variable Life Separate Account A:

333-60515	OmniSource®

Hartford Life and Annuity Insurance Company ICMG Registered Variable Life Separate Account One

033-63731	OmniSource®

Supplement Dated February 1, 2010 to the

Annual Product Information Notice Dated May 1, 2009

Supplement Dated February 1, 2010

to your Annual Product Information Notice Dated May 1, 2009

Merger of the Hartford Value Opportunities HLS Fund

You were previously advised that the Board of Directors of the Hartford HLS Series Fund II and the Hartford Series Fund Inc. approved the reorganization of the Hartford Value Opportunities HLS Fund with and into the Hartford Value HLS Fund on March 19, 2010 (“Reorganization Date”) subject to Shareholder approval.  Shareholder approval was received on January 26, 2010.   As a result, effective as of the close of business on the Reorganization Date, any Investment Value allocated to the Hartford Value Opportunities Investment Division will be transferred to the Hartford Value Investment Division.  The Hartford Value Opportunities Investment Division will no longer be available for allocations at the close of business on March 19, 2010.

Upon completion of the reorganization of the Hartford Value Opportunities HLS Fund, all references to the Hartford Value Opportunities Investment Division are deleted.

Hartford Value Investment Division

Effective the date of this Supplement, the Hartford Value Investment Division is added.   This Investment Division will purchase Class IA shares of the Hartford Value HLS Fund.

Refer to the Prospectus attached to this supplement for information about the Hartford Value HLS Fund:  Class IA shares’ fees, charges and investment objectives.

This Supplement Should Be Retained With The Prospectus For Future Reference.